UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2014

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 30, 2014, Broadwind Energy, Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter ended September 30, 2014.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The information contained in, or incorporated into, this Item 2.02 of this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filings.

Item 7.01.  Regulation FD Disclosure.

An Investor Presentation dated October 30, 2014 is incorporated herein by reference and attached hereto as Exhibit 99.2.

The information contained in, or incorporated into, this Item 7.01 of this Report, including Exhibit 99.2 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibit 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 8.01.             Other Events.

On October 29, 2014, the Board of Directors of the Company authorized a program to repurchase up to $10 million of the Company’s outstanding common stock over the next six months. The Company’s share repurchase program does not obligate it to acquire any specific number of shares.  The common stock may be acquired in the open market at prices subject to certain pricing guidelines as determined by management.  The Company has no obligation to repurchase shares, and the Company may discontinue purchases at any time that management determines additional purchases are not warranted.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated October 30, 2014
99.2	Investor Presentation dated October 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

October 30, 2014	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 30, 2014
99.2	Investor Presentation dated October 30, 2014